SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                          Filed by the Registrant [xx]
                 Filed by a Party other than the Registrant [_]
                           Check the appropriate box:
        [_] Preliminary Proxy Statement [_]  Confidential, for Use of the
               Commission Only (as permitted by Rule 14a-6(e)(2))
                         [X]  Definitive Proxy Statement
                      [_] ] Definitive Additional Materials
                [_]  Soliciting Material Pursuant to Rule 14a-12

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                      -------------------------------------

                (Name of Registrant as Specified In Its Charter)
       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [xx] No fee required
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------


[_]  Fee  paid  previously  with  preliminary  materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

--------------------------------------------------------------------------------

2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

3)   Filing Party: L. Gary Davis, CPA

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4)   Date Filed:

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
                      INTREPID TECHNOLOGY & RESOURCES INC.
                          501 WEST BROADWAY, SUITE 200
                            IDAHO FALLS, IDAHO 83402


Dear  Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Intrepid Technology & Resources Inc. The annual meeting will be held on Tuesday, December 14, 2004, at the Company's Corporate Headquarters, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, at 9:00 a.m. local time.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

We hope to see you at the meeting.


                                            Sincerely,


                                            Dr. Dennis D. Keiser
                                            President, Chief Executive
                                            and Chairman of the Board


October 28, 2004

                      INTREPID TECHNOLOGY & RESOURCES INC.
                          501 WEST BROADWAY, SUITE 200
                            IDAHO FALLS, IDAHO 83402

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 14, 2004

     NOTICE IS HEREBY GIVEN, that an Annual Meeting of Shareholders (the "Annual
                                                                          ------
Meeting")  of  Intrepid Technology & Resources Inc. (the "Company") will be held
-------                                                   -------
on Tuesday, December 14, 2004, at the Company's Corporate Headquarters, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, at 9:00 a.m. local time, for the following purposes, as more fully described in the attached Proxy Statement:

     (1) To elect five members of the Board of Directors of the Company to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

     (2) To approve a proposal to amend the Articles of Incorporation to increase the authorized Common Stock from 185,000,000 to 350,000,000 shares;

     (3) To amend the 2003 Stock Option Plan to increase the number of shares available for grant from 25,000,000 to 40,000,000;

     (4) To ratify the appointment of Balukoff Lindstrom & Co., P.A. as the Company's independent auditors for the fiscal year ending June 30, 2005; and

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 29, 2004, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the Offices of the Company, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

                                    IMPORTANT

     You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

                                         By Order of the Board of Directors,


                                         Dr. Dennis D. Keiser
                                         President, Chief Executive
                                         and Chairman of the Board


October 28, 2004

                      INTREPID TECHNOLOGY & RESOURCES INC.
                          501 WEST BROADWAY, SUITE 200
                            IDAHO FALLS, IDAHO 83402
                            _________________________

                                 PROXY STATEMENT
                                OCTOBER 28, 2004
                            _________________________

     This proxy statement contains information related to the annual meeting of shareholders of Intrepid Technology & Resources Inc. to be held on Tuesday, December 14, 2004, at the Company's Corporate Headquarters, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, at 9:00 a.m. local time, and at any postponements or adjournments thereof. The Company is making this proxy solicitation.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, which relates to the election of directors, the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock to 350,000,000 shares, to the approval to amend the 2003 Stock Option Plan to increase the number of shares available for grant to 40,000,000, and to ratify the appointment of Balukoff Lindstrom & Co., P.A. as the Company's independent auditors for the fiscal year ending June 30, 2005.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record on the close of business on the record date, October 29, 2004, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class.

DESCRIPTION OF CAPITAL STOCK  NUMBER OF VOTES     TOTAL VOTES
----------------------------  ------------------  -----------

Common Stock                  One Vote Per Share  120,366,819

WHO CAN ATTEND THE ANNUAL MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 8:30 a.m., and seating will begin at 8:45 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, the shareholders held a total of 120,366,819 votes. As such, holders of at least 60,183,410 shares (i.e., a majority) must be present at the
                                        ---
meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

     If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board recommends a vote:

          -    FOR  the  election  of the nominated slate of directors (see page
               9);

          - FOR the approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock to 350,000,000 shares (see page 14);

          - FOR the approval of an amendment to the Company's 2003 Stock Option Plan to increase the common stock available for grant to 40,000,000 shares (see page 18);

          - FOR the approval to ratify the appointment of Balukoff Lindstrom & Co., P.A. as the Company's independent auditors for the fiscal year ending June 30, 2005

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS AND SELECTION OF INDEPENDENT ACCOUNTANTS. The affirmative vote of a plurality of the votes cast at the meeting (regardless of the class or series of stock held) is required for the election of directors and the selection of the independent accounts. This means that the five nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

     INCREASE IN AUTHORIZED SHARES. For the approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock to 350,000,000 shares and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares present at the meeting at which a quorum exists will be required for approval. A properly executed proxy marked "Abstain" with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

     The following table shows how many shares of Common Stock were beneficially owned as of October 29, 2004 by certain stockholders and each of our directors and executive officers as a group.

(a) BENEFICIAL OWNERS WHO OWN MORE THAN FIVE PERCENT (5%) OR MORE OF THE COMPANY'S COMMON STOCK

       Name and Address        Number of Shares   Percent of
    of Beneficial Owner       Beneficially Owned   Class (4)
----------------------------  ------------------  -----------

Dr. Dennis D. Keiser (1)              10,156,114        8.23%
501 W. Broadway #200
Idaho Falls, Idaho 83402

Dr. Jacob D. Dustin (2)                8,031,001        6.51%
501 W. Broadway #200
Idaho Falls, Idaho 83402

Cordoba Corporation                    6,785,402        5.64%
c/o David Rodli Law Offices
2001 S. Russell
Missoula, MT 59801

Whitesides Dairy                       6,666,666        5.54%
719 E. 700 N.
Rupert, Idaho 83350

Donald J. Kenoyer (3)                  6,451,001        5.25%
5395 Marbrisa Lane
Idaho Falls, Idaho 83404

-----------------------------
     (1) Dr. Keiser's beneficial shares include 6,247,022 shares of common stock owned by him and his wife and 909,092 owned by his children, and 3,000,000 shares subject to options exercisable within 60 days.

     (2) Dr. Dustin's beneficial shares include 3,406,001 shares of common stock owned by him and his wife and 1,625,000 owned by his children, and 3,000,000 shares subject to options exercisable within 60 days.

     (3) Mr. Kenoyer's beneficial shares include 3,951,001 shares of common stock and 2,500,000 shares subject to options exercisable within 60 days.

     (4) Applicable percentage of ownership is based on shares of common stock outstanding as of the record date together with securities exercisable or convertible into shares of common stock within 60 days of October 29, 2004 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of October 29, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(b)  DIRECTORS AND EXECUTIVE OFFICERS

                                       Amount and Nature of Beneficial
                                                            ----------
    Name of Beneficial Owner                    Ownership               Percent of Class
    ------------------------                    ---------               ----------------

DIRECTORS

Dr. Dennis D. Keiser, (Director and              10,156,114                         8.23%
Officer)

Dr. Jacob D. Dustin, (Director and                8,031,001                         6.51%
Officer)

Michael F. LaFleur, (Director)                    1,944,470                         1.61%

William R. Myers, (Director)                      2,142,526                         1.77%

D. Lynn Smith, (Director)                           600,000                            *

ALL DIRECTORS AND EXECUTIVE OFFICERS             22,874,111                        17.95%
AS A GROUP


     * indicates less than 1%

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Directors and executive officers file reports with the Securities and Exchange Commission indicating the number of shares of any equity securities they owned when they became a director or officer and after that any changes in their ownership of common stock. Section 16(a) of the Securities Exchange Act of 1934 requires these reports. We have reviewed copies of these reports and based on a review of those reports we believe that during the year 2004 all
Section 16 recording requirements applicable to our officers and directors were complied with except: All directors filed a timely Form 5 in 2004.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The following five persons have been nominated by the Board of Directors for election at this annual meeting to hold office until the next annual meeting and the election of their successors.

     Director nominees standing for election to serve until the Annual Meeting in 2005 are:

                                                                       DIRECTOR
                                                                       --------
NAME                AGE  POSITION WITH COMPANY        RESIDENCE        SINCE
----                ---  ---------------------        ---------        -----

Dennis D. Keiser     65  Director, President and CEO  Idaho Falls, ID      2001
Jacob D. Dustin      56  Director, Vice President,
                         Secretary and Treasurer      Idaho Falls, ID      2001
Michael F. LaFleur   64  Director                     Baton Rouge, LA      2002
William R. Myers     62  Director                     Las Cruses, NM       2002
D. Lynn Smith        54  Director                     Idaho Falls, ID      2002

DENNIS  D.  KEISER
------------------

     Mr. Keiser has served the Company as a director and its president and chief executive officer since 2002. In 2001 he was a founder of Western Technology Management, which ultimately merged into the Company. Prior to that he managed a Science and Technology Laboratory for the United States Department of Energy, involved in energy and environmental research and development.

JACOB  D.  DUSTIN
-----------------

     Mr. Dustin has served as a director, vice president, secretary and treasurer of the Company since 2002. From 1999 to 2000 Bechtel Corporation at the Idaho National Engineering and Environmental Laboratory employed him. From 1995 to 1999 he was an employed by Parsons, an architectural and engineering firm. In 1995 he retired from the United States Air Force with the rank of Colonel.

MICHAEL  F.  LAFLEUR
--------------------

     Mr. LaFleur, a director since 2002, has for the past five years has been managing director of Paloma Resources Group Consultants in the natural resources industry and chairman, chief executive officer and director of Gold Express Corporation from 1990 to 1993. Prior to that, he served in various executive capacities.

WILLIAM  R.  MYERS
------------------

     Mr. Myers, a director since 2002, has for the past five years been president of Myers Associates International, Inc., which provides technical and management consulting, business development and construction management for domestic and international firms.

D.  LYNN  SMITH
---------------

     Mr. D. Lynn Smith, a director since 2002, has been a Certified Public Accountant for the past thirty years, as a principal in the accounting firm of Galusha, Higgins and Galusha, P.C., of Idaho Falls, Idaho.

               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES.

     During the year ended June 30, 2004, the Board of Directors held two meetings, two formal telephone conference meetings, and twelve informal telephone conference meetings. All of the directors attended at least 75% of the meetings of the Board. The members of the Board of Directors serve as the Executive Committee and Nominating Committee. The Compensation Committee and Audit Committee, members are Messrs. D. Lynn Smith, William R. Myers, and Michael F. LaFleur.

The Nominating Committee met once during 2004, recommending the five directors stand for election at the annual shareholders meeting in 2004.

The members of the Audit Committee are currently Messrs. Smith, LaFleur, and Myers, and Mr. D. Lynn Smith was appointed as chairman of the Audit Committee in September 2002. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the results when it is completed. The Committee reviews the services provided by the Company's independent auditors and their fees. The Committee meets with the Company's financial officers to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors. The Audit Committee meets at least quarterly to review the financial results, discuss the financial statements and make recommendations to the Board. Other items of discussion include the independent auditors' recommendations for internal controls, adequacy of staff, and management's performance concerning audit and financial controls. The Audit Committee met 4 times in 2004.

The Compensation Committee met once in 2004, for the January 1, 2004, approval and issuance of stock options to Company employees and Board members. This stock option issuance is accounted for as fiscal year 2004, ending June 30, 2004.

DIRECTORS'  COMPENSATION
------------------------

     During fiscal year 2004, the Board members served without direct compensation other than the non-employee directors Messrs. Smith, LaFleur, Myers, who each received 300,000 options issued under the 2003 Stock Option Plan on January 1, 2004 at a market value of $.035; and no other fees were accrued or paid to them.

                    MANAGEMENT REMUNERATIONS AND TRANSACTIONS

COMPENSATION  OF  EXECUTIVE  OFFICERS
-------------------------------------

     The  following are the executive officers (named executive officers) of the
Company:

NAME                  AGE  POSITION WITH COMPANY, PRINCIPAL OCCUPATION
----                  ---  -------------------------------------------
Dr. Dennis D. Keiser   65  Director, Chairman, Chief Executive Officer and
                           President since 2001

Dr. Jacob D. Dustin    56  Vice President, Secretary and Treasurer since 2001

                       CORPORATE GOVERNANCE RESPONSIBILITY

The Board of Directors is ultimately responsible for the Company's corporate governance. Good corporate governance ensures that the Company complies with federal securities laws and regulations, including those promulgated under the Sarbanes-Oxley Act of 2002. The Board of Directors has adopted a Code of Ethics for the Chief Executive Officer and Vice-President Secretary and Treasurer.
The  Code  of  Ethics  is  attached  as  Exhibit  A.

                             EXECUTIVE COMPENSATION

     The following table shows, for each of the three years ended, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other most highly compensated management employee at June 30, 2004 and the prior two years in all capacities.

                                                            Deferred          All Other
                                                          -------------
Name and Principal Position       Annual Compensation      Compensation     Compensation (4)
                                                                          Number       Market
                                                                          ------       ------
                                Year    Salary    Bonus      Salary      of shares     Value
                               ------  --------  -------  -------------  ---------  ------------

Dr. Dennis D. Keiser (5)         2004  $ 79,320      -0-            -0-  2,000,000  $     70,000
  Chairman, Chief Executive      2003  $ 93,538      -0-            -0-  1,050,000  $     11,300
  Officer and President
  President                      2002  $ 81,200      -0-  $      93,135  7,481,114  $     15,000

Dr. Jacob D. Dustin (6)          2004  $ 81,120      -0-            -0-  2,000,000  $     70,000
  Vice President, Secretary,     2003  $ 81,120      -0-            -0-  1,030,000  $     10,900
  and Treasurer                  2002  $ 10,395      -0-  $      46,025  3,938,501  $     15,000

Donald J. Kenoyer                2004   110,375                          1,500,000  $     52,500
  Engineering Manager            2003  $ 90,825      -0-            -0-  1,050,000  $     11,300

-----------------------------
     (4) Other Compensation was used in exchange for common shares of equal value and for the merger and engineering evaluation.

     (5) Dennis D. Keiser received Other Compensation as a result of the Iron Mask Mining Company merger with Intrepid and Western Engineering, for 7,293,614 common shares in exchange for shares of equal value from the merging company Iron Mask Mining Company on April 29, 2002, and 187,500 common shares for an engineering evaluation for a market value of $15,000. In fiscal year 2003, he received 1,000,000 common stock

     The Company has a stock option plan for the issuance of options; however in fiscal 2004 the officers did not elect to take deferred compensation but was paid a portion of deferred compensation in common stock and options.

     The Company, on a discretionary basis, may grant options to its executive officers, and key employees under the 2003 Stock Option Plan. As of June 30, 2004, options to purchase 22,856,100 shares were outstanding with 2,143,900 shares remaining available for grant. The following table provides information concerning fiscal year 2004, stock option grants to the Company's executive officers and key employees.

                                   FISCAL YEAR 2004 OPTION GRANTS

                            Individual
                              Grants                                  Potential Value at
              Number of   Percent of all                              Realizable Assumed
             Securities      Options                              Annual Rates of Stock Price
             Underlying     Granted to     Exercise              Appreciation for Option Term
                                                               ---------------------------------
   Name       Options       Employees      Price     Expires           5%               10%
   ----       -------       ---------      -----     -------           --               ---
D. Keiser     2,000,000           15.54%      .035   1/1/2009  $          19,340   $     37,611
J. Dustin     2,000,000           15.54%      .035   1/1/2009  $          19,340   $     37,611

D. Keynoyer   1,500,000           11.66%      .035   1/1/2009  $          14,505   $     28,209
B. Frazee     1,500,000           11.66%      .035   1/1/2009  $          14,505   $     28,209
B. Frazee     2,000,000           15.54%       .04  8/31/2009  $          22,103   $     42,984


--------------------------------------------------------------------------------
options on December 20, 2002, and 50,000 shares of S-8 common stock. In fiscal year 2004, he received 2,000,000 common stock options on January 1, 2004.

     (6) Jacob D. Dustin received Other Compensation as a result of the Iron Mask Mining Company merger with Intrepid and Western Engineering, for 3,751,001 common shares in exchange for shares of equal value from the merging company Iron Mask Mining Company on April 16, 2002, and 187,500 common shares for an engineering evaluation for a market value of $15,000. In fiscal year 2003, he received 1,000,000 common stock options on December 20, 2002, and 30,000 shares of S-8 common stock. In fiscal year 2004, he received 2,000,000 common stock options on January 1, 2004.

     (7) All options granted were exercisable as of the option grant dates, which were December 20, 2002 and January 1. 2004.

     There is no assurance provided to any executive officer or any other holder of the Company's securities that the potential realizable value shown in the table above, which is based on assumed 5% and 10% annual rates of compounded stock price appreciation over the term of the options as required under the rules of the Securities and Exchange Commission, will be realized. Actual gains, if any, on option exercises are dependent on the future performance of the Company's common stock and overall market conditions.

     The following table provides information concerning executive officers' and key employees stock options exercised in 2004, and those remaining outstanding at the end of 2004.

               Shares                Number of Shares Underlying     Value of Unexercised In-the
             Acquired on   Value         Unexercised Options           Money (8)Options at FYE
                                     ---------------------------    -----------------------------
   Name       Exercise    Realized   Exercisable   Unexercisable    Exercisable     Unexercisable
   ----       --------    --------   -----------   -------------    -----------     -------------
D. Keiser         -0-          -0-      3,000,000             -0-  $       40,000         -0-
J. Dustin         -0-          -0-      3,000,000             -0-  $       40,000         -0-

D. Keynoyer       -0-          -0-      2,500,000             -0-  $       22,500         -0-
B. Frazee         -0-          -0-      3,700,000             -0-  $       76,500         -0-

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee members are Messrs. Lynn Smith, William Myers, and Michael LaFleur. They are responsible for developing and making decisions with respect to the Company's executive compensation policies. For the upcoming fiscal year 2005, the Committee also intends to review and approve the Company's compensation and benefit plans and continue to administer the key employee and executive officer 2003 Stock Option Plan.

The Company believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

1. Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.

2. Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.

3. Executive compensation programs should reflect and promote the Company's overall value, business growth and reward individuals for outstanding contributions to the Company.

4. Short and long term executive compensation are critical factors in attracting and retaining well-qualified executives.

BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. The Compensation Committee also considers (i) the performance of the Company and contributing roles of the individual executive officers, (ii) the particular executive officer's specific experience and responsibilities, and (iii) the performance of each executive officer, and (iv) it should be noted as indicated in the Summary Compensation Table above that the executive officers received a portion of their salary and the balance was deferred. The base salaries for 2004, were established by the Committee at levels believed to be at or somewhat below competitive amounts paid to executives of companies in the environmental industry with comparable qualifications, experience and responsibilities. During 2004, Dr. Dennis D. Keiser, the Chief Executive Officer of the Company, received a

-----------------------------
     (8) A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Company's common stock was $.07 per share on the Over the Counter Bulletin Board Market at the close of business on June 30, 2004.

base salary of $79,320, which the Committee believes to be below average for the base salary of chief executive officers with comparable qualifications, experience and responsibilities of other companies in the engineering and mining industry. The base salary of Dr. Jacob D. Dustin was $81,120 and is also below the industry average for his appointment as Vice President, Secretary and Treasurer. The executive officers, Dr. Keiser and Dr. Dustin, both voluntarily deferred 45% and 35% of their base salaries respectively for the entire fiscal year 2004, and then forgave the same in an effort to assist the Company meet its cash flow requirements and to help reduce the Company liabilities.

     The Company does not provide any retirement, pension, or 401(k) plan for any employees.

ANNUAL INCENTIVES -- The bonus program provided for no bonuses in 2004. The Compensation Committee has not yet approved a management bonus plan for 2005.

LONG-TERM INCENTIVES -- The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the stock option program are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's common stock. In addition, grants of stock options to executive officers and others are intended to retain and motivate executives to improve long-term corporate and stock market performance. Stock options are to be generally granted at no less than market values on the grant date, and will only have value if the Company's stock price increases above the grant price.

     -    Michael  F.  LeFleur,  Chairman

     -    William  R.  Myers

     -    D.  Lynn  Smith


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None



BOARD RECOMMENDATION

     The Board of Directors recommends a vote FOR the adoption of the proposal #1, electing the nominated slate of directors

           PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     The Company currently has 185,000,000 shares of authorized common stock, and 5,000,000 shares of preferred stock. The Board of Directors has approved an amendment to the Certificate which would allow the total number of shares of all classes of stock to be 355,000,000 and divides that between 350,000,000 shares of common stock $.005 par value and 5,000,000 of preferred stock par value $1.00 per share. This amendment would increase the present number of authorized common shares from 185,000,000 to 350,000,000.

     The following is the text of the proposed amendment to Article V (Fifth) to the Company's Articles of Incorporation as follows:

          The total number of shares which the corporation shall have authority to issue is: three hundred fifty-five million
          (355,000,000), of which three hundred fifty million (350,000,000) shares at the par value of $.005 each shall be designated common stock and of which five million (5,000,000) shares at the par value of $1.00 shall be designated preferred stock.

          Shares of preferred stock may be issued from time to time in one or more series, each of such series to have distinctive serial designations which may be by distinguishing number, letter, or title as shall hereafter be determined together with such voting powers, rights of redemption, dividends and liquidation preferences all of which shall hereafter be determined in the resolution or resolutions providing for the issue of such preferred stock from time to time adopted by the Board of Directors of the Company, pursuant to authority so to do which is hereby conferred upon and invested in the Board of Directors.

VOTE REQUIRED

     The affirmative vote of the majority of the outstanding shares of common stock is required to approve the amendment. If approved, no further stockholder approval would be required to issue shares of either common stock or preferred stock.

PURPOSES AND EFFECTS OF THE AMENDMENT

     The Company is in the process of constructing a BioFuels digester plant in Southern Idaho, which is to be one of several facilities for the production of renewable energy. The Company has determined that additional financing is required in order for the Company to continue to expand its business activities. To secure the required projects funding the Company entered into a Securities Purchase Agreement on October 13, 2004 (described below). To assure the availability of an adequate supply of authorized but unissued shares for this new securities purchase agreement and to cover the existing stock options, and those of Proposal #3 herein, along with the conversion rights of preferred stock if issued and later exercised; the Board of Directors has determined that these additional shares need to be available which would increase the authorized common stock to 350,000,000 shares.

     As  of  October  22,  2004,  there  were 120,366,819 shares of common stock issued, another 23,745,900 in stock options, and a need for approximately 40,000,000 for conversion rights on preferred stock, of which none have been issued to date, all totaling about 184,113,000. The number of shares needed for the future totals 165,000,000 shares, allocating this availability to approximately 100,000,000 shares issuable upon conversion of the debentures sold under the Securities Purchase Agreement dated October 13, 2004 (as more fully described below), 50,000,000 under the Standby Equity Distribution Agreement (as more fully described below) and 15,000,000 shares for Proposal #3 reloading the 2003 Stock Option Plan. Therefore, the combined total number of shares needed by this amendment is 350,000,000.

     The financing agreement the Company entered into on October 13, 2004 is a Securities Purchase Agreement with Cornell Capital Partners, LP. Pursuant to the Securities Purchase Agreement, the Company shall issue convertible debentures to Cornell Capital Partners, LP in the original principal amount of $750,000. The $750,000 will be disbursed as follows: (i) $450,000, within five days of the closing of all the transaction documents with Cornell Capital Partners, L.P., (ii) $150,000, within five days of the filing of a registration statement related to the shares issueable upon conversion of the convertible debentures, and (iii) the remaining $150,000, within five days of the registration statement being declared effective by the SEC. The debentures are convertible at the holder's option any time up to maturity at a conversion price equal to the lower of (i) 120% of the Volume Weighted Average Price of the common stock on the date of the Securities Purchase Agreement or (ii) 80% of the Volume Weighted Average Price of the common stock of the Company for the five trading days immediately preceding the conversion date. The debentures are secured by the assets of the Company. The debentures have a three-year term and accrue interest at 5% per year. Cornell Capital Partners, LP will receive 10% of the gross proceeds of the convertible debentures, paid directly from escrow upon each funding disbursement described above. At maturity, the debentures will automatically convert into shares of common stock at a conversion price equal to the lower of (i) 120% of the Volume Weighted Average Price of the common stock on the date of the Securities Purchase Agreement or (ii) 80% of the Volume Weighted Average Price of the common stock of the Company for the five trading days immediately preceding the conversion date.

     The second and third fundings in the agreement with Cornell Capital Partners, LP are conditioned upon the Company increasing its authorized shares of common stock to at least 250,000,000 shares. In the related registration rights agreement, the Company agreed to registered 99,522,292 shares of common stock for possible conversion of the $750,000 of convertible debentures.

     On October 13, 2004, the Company also entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to Cornell Capital Partners, LP shares of common stock for a total purchase price of up to $25.0 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital Partners LP will pay the Company 99% of, or a 1% discount to, the lowest closing bid price of the Company's common stock on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the five days immediately following the notice date. Cornell Capital Partners, LP will retain 5% of each advance under the Standby Equity Distribution Agreement. Cornell Capital Partners, LP also received $500,000 worth of common stock of the Company or 10,425,532 shares as a fee under the Standby Equity Distribution Agreement. Cornell Capital Partner's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the Standby Equity Distribution Agreement and is limited to $350,000 per weekly advance and $1,200,000 per 30 days. The Company shall also pay Newbridge Securities
Corporation a fee equal to $10,000 of the Company's common stock, or 212,765 shares under a placement agent agreement relating to the Standby Equity Distribution Agreement. The Company intends to file a registration statement registering 50,000,000 shares of common stock for possible use under the Standby Equity Distribution Agreement.

     Stockholders of the Company have no preemptive rights with respect to additional shares being authorized.

     There are certain advantages and disadvantages of voting for the authorization of shares of common stock. The advantages include:

          - The ability to fulfill the Company's obligation under the Registration Rights Agreement with Cornell Capital Partners, LP and to raise capital by issuing shares to Cornell Capital Partners, LP under the Standby Equity Distribution Agreement.

          - The ability to raise additional capital by issuing common stock under possible financing transactions, if any.

          - To have shares of common stock available to pursue business expansion opportunities, if any.

     The  disadvantages  include:

          - Dilution to the existing shareholders, which could cause the market price of our stock to decline.

          - The issuance of authorized but unissued common stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company's Board of Directors, at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

     Except as described above, the Company is not considering any financing transactions, acquisitions or other corporate purposes to issue to increased shares of authorized common stock.

                          DESCRIPTION OF CAPITAL STOCK

     The Company currently has registered capital stock with authority to issue: one hundred ninety million (190,000,000), of which one hundred eighty-five million (185,000,000) shares at the par value of $.005 each are designated common stock and of which five million (5,000,000) shares at the par value of $1.00 are designated preferred stock.

COMMON STOCK

     The Company has registered common stock, par value $.005 per share, voting rights of one vote per share, with no preemptive rights, non-cumulative, and no redemption or liquidations. There are currently 185,000,000 shares authorized, and 120,366,819 shares issued and outstanding.

PREFERRED

     The Company has no issued or outstanding shares of Preferred Stock.

WARRANTS

     The Company has no issued or outstanding warrants.

DEBENTURES

     The Company shall issue convertible debentures to Cornell Capital Partners, LP in the original principal amount of $750,000. The $750,000 will be disbursed as follows: (i) $450,000, within five days of the closing of all the transaction documents with Cornell Capital Partners, L.P., (ii) $150,000, within five days of the filing of a registration statement related to the shares issueable upon conversion of the convertible debentures, and (iii) the remaining $150,000, within five days of the registration statement being declared effective by the SEC. The debentures are convertible at the holder's option any time up to maturity at a conversion price equal to the lower of (i) 120% of the Volume Weighted Average Price of the common stock on the date of the Securities Purchase Agreement or (ii) 80% of the Volume Weighted Average Price of the common stock of the Company for the five trading days immediately preceding the conversion date. The debentures are secured by the assets of the Company. The debentures have a three-year term and accrue interest at 5% per year. Cornell Capital Partners, LP will receive 10% of the gross proceeds of the convertible debentures, paid directly from escrow upon each funding disbursement described above. At maturity, the debentures will automatically convert into shares of common stock at a conversion price equal to the lower of (i) 120% of the Volume Weighted Average Price of the common stock on the date of the Securities Purchase Agreement or (ii) 80% of the Volume Weighted Average Price of the common stock of the Company for the five trading days immediately preceding the conversion date.

OPTIONS

     The  Company  has  available  for  issue  2,143,900 options, and has issued
22,856,100  under  the  2003  Stock Option Plan.  The options issued will expire five years from the date of issue and were all vested 100% at the date of issue. The purchase price payable to exercise an option is set at the fair market value of the Common Stock on the date the option is granted. Payment in full for the number of shares purchased upon the exercise of options is required.

TRANSFER AGENT

     The Transfer Agent is Columbia Stock Transfer Company, P.O. Box 2196, Coeur d'Alene, Idaho 83816-2196, telephone 208-664-3544.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION

     AUTHORIZED AND UNISSUED STOCK. Authorized but unissued shares of common stock would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires at that time. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

     The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors at that time to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.

BOARD RECOMMENDATION

     The Board of Directors recommends a vote FOR the adoption of the proposal #2, to amend the certificate to increase the authorized common stock.

              PROPOSAL 3 - AMENDMENT TO THE 2003 STOCK OPTION PLAN

     The Company currently maintains a 2003 Stock Option Plan (the "Plan"), which provides under the Plan, options to acquire up to 25,000,000 shares of common stock which may be granted to the Company's directors, officers, employees and consultants. The Board of Directors believes that stock options are an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. Employees at all levels and by directors, officers and consultants commit us to broad-based participation in the stock option program. We believe that the stock option program is important in order to maintain our culture, employee motivation and continued success. There are currently only 2,143,900 options available for grant under the Plan.

     If approved by stockholders, the amendment to the Plan will make an additional 15,000,000 options available for issuance. The following is a summary of the principal features of the current Plan.

SHARES SUBJECT TO THE PLAN. Currently, up to an aggregate of 25,000,000 shares of the Company's Common Stock may be issued under the Plan. If amended, the Plan will provide for an aggregate of 40,000,000 shares of Common Stock to be issued (an increase of 15,000,000 shares). Shares, which are not issued prior to expiration or termination of an option, will be available for future option grants and do not increase the aggregate number of shares available under the Plan.

DESCRIPTION OF THE 2003 STOCK OPTION PLAN

     TYPE OF OPTIONS. Two types of options may be granted under the Plan:


(1) options intended to qualify as incentive stock options under the Internal Revenue Code, and (2) non-qualified stock options not specifically authorized or qualified for preferential federal income tax consequences. Generally, gains on the stock purchased through the exercise of incentive stock options are taxed to the recipient upon the sale of the stock. Gains in respect of non-qualified stock options are taxed upon the exercise of the option.

     ADMINISTRATION. The Plan is administered by the Company's Compensation Committee, which is comprised of directors who are also eligible to participate the Plan.

     ELIGIBILITY AND PARTICIPATION. All employees, including employee directors, directors, and consultants of the Company are eligible to participate in the Plan.

     RIGHTS AS A STOCKHOLDER. Except as expressly provided in the Plan, the recipient of an option has no rights as a stockholder (such as voting or dividends) with respect to shares covered by the recipient's option until the date of issuance of a stock certificate for such shares.

     TRANSFERABILITY. During the life of the option holder, any stock option will be exercisable only by the recipient, and will be transferable only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

     DURATION OF THE PLAN. The Plan is effective until all options have been granted under the Plan or ten years from December 6, 2002 the date the Plan was originally started and approved.

     PURCHASE PRICE. The purchase price payable to exercise an option is set at the fair market value of the Common Stock on the date the option is granted. Payment in full for the number of shares purchased upon the exercise of options is required. On October 22, 2004 the closing price for the Common Stock on the Over the Counter Trading Market was $.045 per share.

     BASIC TERMS OF OPTIONS. Each option is evidenced by a stock option agreement containing terms and conditions not inconsistent with the provisions of the Plan. The Compensation Committee has discretion to set vesting schedules for options. When vested, options are exercisable in whole or in part upon grant until the option terminates or expires. Vested Non-qualified Stock Options expire within 10 years of grant and terminate 2 months after termination of employment or one year following the death of the holder.

BOARD  RECOMMENDATION

     The Board of Directors recommends that stockholders vote FOR the adoption of the proposal #3, to increase shares available for grant under the 2003 Stock Option Plan. Proposal #3 will be adopted if a majority of the outstanding common stock represented at the Meeting is voted in favor.

             PROPOSAL 4 - RATIFICATION OF THE SELECTION OF AUDITORS

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO AUDITOR

     The Audit Committee of the Company is responsible for assisting the Board in monitoring the integrity of the financial statements of the Company. Management is responsible for the Company's internal controls and the financial reporting process. The external auditor's responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibility is to monitor and oversee these processes. As part of its activities, the committee:

1. reviewed and discussed with management the audited financial statements of the Company;

2. discussed with the independent auditors the matters required to be communicated under Statement and Auditing Standards No. 61 (Communications with Audit Committees);

3. received the written disclosures and letter from the independent auditors required by Independent Standards Board Standard No. 1 (Independent's Discussion with Audit Committee); and

4.   discussed  with  independent  auditors  their  independence.

     Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements of the Company for the year end of June 30, 2004, be included in the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission.

     The Audit Committee of the Company, which has not yet adopted a charter, consists of the following members:

     -    D.  Lynn  Smith,  Chairman

     -    Michael  F.  LeFleur

     -    William  R.  Myers

AUDIT  FEES

     The aggregate fees billed to us by Balukoff Lindstrom & Co. PA, for the audit of our financial statements and all amendments for the fiscal years ended June 30, 2003, and 2004, and for reviews of financial statements included in our quarterly reports on Form 10-QSB and amendments thereto, for the fiscal years 2003, and 2004, respectively were $43,490 and $54,915. There were no other services performed by Balukoff Lindstrom & Co. PA, for the Company, except for $1,750 of fees for 2004 tax discussion.

     The Audit Committee of the Board of Directors has appointed Balukoff Lindstrom & Co. PA (Balukoff, Lindstrom) as independent auditors to audit the financial statements of the Company for the year ended June 30, 2005. Balukoff, Lindstrom has examined the financial statements of the Company for the fiscal years ending June 30, 2002, 2003, and 2004. Representatives of Balukoff, Lindstrom are expected to be present at the Annual Meeting and will be available to answer questions and will have the opportunity to make a statement if they desire to do so.

     While not required to do so, the Board of Directors has submitted the selection of Balukoff, Lindstrom to serve as our external auditors for the fiscal year ending June 30, 2005, for ratification or to ascertain the views of the stockholders on this appointment.

BOARD RECOMMENDATION

     The Board of Directors recommends that you vote FOR the adoption of the proposal #4, to ratify the selection of Balukoff Lindstrom & Co. PA as the independent auditors of the Company for the fiscal year ending June 30, 2005. Proxies will be voted FOR ratified this selection unless otherwise specified.

                                  OTHER MATTERS

     As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

PROPOSALS OF SHAREHOLDERS FOR THE NEXT ANNUAL MEETING. Proposals of shareholders intended for presentation at the 2005 annual meeting must be received by Intrepid Technology & Resources, Inc. at our principal executive offices at 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, Attn: Corporate Secretary, on or before June 15, 2005, in order to be included in the proxy statement and form of proxy for that meeting. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of a shareholder proposal in Company sponsored proxy materials.

PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is on Form 10-KSB for the year ended June 30, 2004. A copy of the Annual Report may be obtained without charge by writing to the Company at 501 W. Broadway, Suite 200, Idaho Falls, Idaho, 83402, Attn:
Corporate  Secretary,  or  by  telephone  request  to  (208)  529-5337.

VOTING BY PROXIES. A properly executed proxy will be voted in accordance with its terms. Unless you indicate otherwise, the Proxy Card will be voted FOR the election of directors to serve as indicated, FOR the approval of the proposal to amend the Articles of Incorporation to increase the authorized common stock, FOR the approval to amend the 2003 Stock Option Plan to increase the number of shares available for grant, FOR the ratification of Balukoff Lindstrom & Co. PA as the Company's independent accountants, and in the discretion of the proxy for any other proposal that may properly come before the meeting. A proxy may be revoked at any time before it is voted.

                                 BY ORDER OF THE BOARD OF DIRECTORS


Idaho Falls, Idaho               Dr. Dennis D. Keiser
October 28, 2004                 President, Chief Executive Officer and
                                 Chairman of the Board

                                    EXHIBIT A
                                    ---------

                      INTREPID TECHNOLOGY & RESOURCES, INC.
    CODE OF ETHICS FOR CHIEF EXECUTIVE OFFICER AND VICE-PRESIDENT SECRETARY AND
                                    TREASURER

The Company's Board of Directors has adopted the following Code of Ethics for its Chief Executive Officer, Vice-President Secretary and Treasurer ("the Executives").

To  the  best  of  their  knowledge  and  ability,  the  Executives  shall:

1. Act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.  Comply  with  applicable  governmental  laws,  rules  and  regulations;

3. Promote the prompt internal reporting of violations of this Code of Ethics to the Audit Committee or the Board of Directors;

4. Respect the confidentiality of information acquired in the course of employment;

5. Proactively promote ethical and honest behavior within the Company and its consolidated subsidiaries.

6. The Executives are responsible for full, fair, accurate, timely and understandable financial disclosure in reports and documents filed by the Company with the Securities and Exchange Commission and in other public communications made by the Company. The Company's accounting records must be maintained in accordance with all applicable laws and standards, must be proper, supported and classified, and must not contain any false or misleading entries.

7. The Executives are responsible for the Company's system of internal financial controls. The Executives shall promptly bring to the attention of the Audit Committee of the Board of Directors any information the Executives may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

8. The Executives may not compete with the Company. The Executives shall promptly bring to the attention of the Board of Directors and the Audit Committee any information the Executives may have concerning any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

9. The Company is committed to complying with both the letter and the spirit of all applicable laws, rules and regulations. The Executives shall promptly bring to the attention of the Board of Directors and the Audit Committee any information the Executives may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company or its employees or agents.

10. The Executives shall promptly bring to the attention of the Board of Directors and the Audit Committee any information the Executives may have concerning any violation of this Code of Ethics. The Board of Directors may determine, or designate appropriate persons to determine, appropriate additional disciplinary or other actions to be taken in the event of violations of this Code of Ethics by the Company's Chief Executive Officer, and Vice-President Secretary and Treasurer.

AGREED  AND  ACKNOWLEDGED               DATE

                                                                     Please mark
                                                                   your votes as
                                                                    indicated in
                                                                    this example

1. Election of Directors (to withhold
authority to vote for any individual
members, strike a line through the
members name in the list below) FOR all
nominees listed to the right (except as
marked to the contrary)
WITHHOLD  AUTHORITY
to vote for all nominees listed to the right

Dr. Dennis D. Keiser   Dr. Jacob D. Dustin   Michael F. LaFleur   William R. Myers   D.Lynn Smith


    FOR  [_]               AGAINST  [_]                ABSTAIN     [_]

2. To approve a proposal to amend the Certificate of Incorporation to increase the authorized Common Stock to 350,000,000 shares


    FOR  [_]               AGAINST  [_]                ABSTAIN     [_]

3. To amend the 2003 Stock Option Plan to increase the number of shares available for grant from 25,000,000 to 40,000,000


    FOR  [_]               AGAINST  [_]                ABSTAIN     [_]

4. To ratify the appointment of Balukoff Lindstrom & Co., P.A. as the Company's independent auditors for the fiscal year ending June 30, 2005

    FOR  [_]               AGAINST  [_]                ABSTAIN     [_]


5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING.

In their discretion, the proxies are authorized to vote upon such other matters as come before the meeting.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, and administrators should sign in their official capacity, giving their title as such. Partnerships should sign in the partnership name by the authorized person(s).

The undersigned acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting, the Proxy Statement and Annual Report accompany the same, each dated December 5, 2004.




     ______________________________________   __________________________________
     SIGNATURE  OF STOCKHOLDER                    SIGNATURE IF HELD JOINTLY


Date________________________________________________________,  2004

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                        THIS PROXY IS SOLICITED ON BEHALF
                          OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, hereby revoking all prior proxies, hereby appoints Dr. Dennis
D. Keiser and Dr. Jacob D. Dustin and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of INTREPID TECHNOLOGY & RESOURCES, INC., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of INTREPID TECHNOLOGY & RESOURCES, INC., to be held on December 14, 2004, and at any adjournment(s) thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1-5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.